Q4 2023 Earnings Call February 27, 2024

Mark Donohue VP Investor Relations 1. Introduction

Forward-Looking Statements This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, inflation, foreign currency fluctuations, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also adversely affect our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward- looking statements, whether as a result of new information, future developments or otherwise, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely-related GAAP measures. Industry and Market Data In this presentation, we refer to certain information and statistics from third-party sources. Although we believe that these sources are reliable, we have not independently verified the accuracy or completeness of such third-party sources and disclaim any liability with respect to the data therein that have been included in this presentation and cannot guarantee their accuracy or completeness. Safe Harbor Statement and Non-GAAP Financial Measures 3

Agenda 1. Introduction 2. Business Review 3. Financial Review 4. Q&A Mark Donohue Vice President Investor Relations Jonathan Gear Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer All 4

Jonathan Gear Chief Executive Officer 2. Business Review

Clarivate Turnaround Trajectory 6 Assessed transformation and made foundational changes Laying The Foundation Innovating For Growth Positioned To Drive Value Targeting improvement to low- single digit organic growth Targeting mid-single digit organic growth in line with market rates 2023 2024 - 2025 2026+

2023 | Laying The Foundation 7 Starting Point Challenges Achieved in 2023 Operating Model Centralized operating model focused on efficiencies and driving scale Lack of ownership, loss of key resources and fragmented key account management strategy Completed operating model transition driving end market focus and leveraging scale Product Innovation Historical underinvestment in flagship products and innovation Reduction in Clarivate competitive advantage, eroding market share Commenced investment and roadmap in product innovation to reinvigorate portfolio with clear governance Customer Focus Mix of industry knowledge among go-to-market teams Loss of customer confidence, especially in LS&H and IP Realigned previous teams and re-hired key talent Assessed transformation and made foundational changes

2024-2025 | Innovating For Growth 8 Targeting improvement to low-single digit organic growth Organization Wide Priorities Portfolio Optimization Pruning non-core assets to narrow execution focus Organizational Excellence Leverage organizational stability in operating model to build a winning culture Operational Efficiency Utilize AI to drive efficiencies and maintain margins through investment cycle, reducing leverage to a target of ~3x Academia & Government Continue to deliver on Research and Analytics growth and improve performance across Content Aggregation through product innovation Intellectual Property Launch new IP Intelligence use cases Extend current success in IPMS win rates through service integration with AI-enabled workflows Life Science & Healthcare Execute refined RWD growth strategy and drive innovation across core Research and Development portfolio Segment Priorities

2026+ | Positioned To Drive Value 9 Targeting mid-single digit organic growth in line with market rates • Positioned structurally and operationally for inorganic growth • Enhanced strategic optionality across portfolio through execution and optimization Growth Acceleration • Delivering profit margin accretion • Compounding cash flows with substantially improved credit metrics Increased Operating Leverage • Poised to deliver significant value for shareholders • Increasing flexibility for capital allocation decision Delivering Returns

FY 2023 highlights 10 2.4% subscription organic growth 92% renewal rate, up from 91% 42.5% margin1 +70bps YoY +64% YoY +$196M, Lower one-time costs (3)₵ YoY MarkMonitor divestiture Revenues Adj. EBITDA¹ Free Cash Flow1 Adj. Diluted EPS1 $2.63B $1.12B $502M 82₵ 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Strong Balance Sheet Leverage below 4x; long dated maturities BB- credit ratings from S&P and Fitch Investing for Growth Capex at 9% to fund innovation; to 10% in ‘24 Deploying AI in products Disciplined Capital Allocation $400m used for deleveraging / buy backs Expect same amount available in ‘24

Jonathan Collins Chief Financial Officer 3. Financial Review

Q4 and FY 2023 Financial Results

Revenues

- Modest organic growth in Q4; FY decline due to divestiture of MarkMonitor in Q4 '22

Net Income

- Q4 decline due to current year non-cash goodwill impairment related to legacy IP and LS&H segments; FY improvement due to prior year non-cash goodwill impairment related to CPA and ProQuest acquisitions

Operating Cash Flow

- Lower one-time costs as acquisition integration complete and improved working capital

Adjusted Diluted EPS

- 3₵ lower from prior year entirely from MarkMonitor divestiture

Changes from Prior Year

$m except per share data	Q4 '23	Q4 '22	Change	FY '23	FY '22	Change
Revenues	**$684**	**$675**	**$9**	**$2,629**	**$2,660**	**$(31)**
Income / (Loss) from Operations	(788)	319	(1,107)	(735)	(3,926)	3,191
Fair value adjustment of warrants	(2)	(4)	2	(16)	(207)	191
Interest Expense, Net	75	77	(2)	294	270	24
Income Tax Expense (Benefit)	(18)	(78)	60	(101)	(29)	(72)
Net Income / (Loss) to ordinary shares	**$(863)**	**$304**	**$(1,167)**	**$(987)**	**$(4,036)**	**$3,049**
Net Loss Per Share, basic	$(1.30)	$0.45	$(1.75)	$(1.47)	$(5.97)	$4.50
Adjusted EBITDA[1]	298	304	(6)	1,117	1,113	4
Adjusted EBITDA Margin[1]	*43.6%*	*45.1%*	*(150 bps)*	*42.5%*	*41.8%*	*70 bps*
Adjusted Diluted EPS[1]	$0.23	$0.22	$0.01	$0.82	$0.85	$(0.03)
Operating Cash Flow	**$191**	**$137**	**$54**	**$744**	**$509**	**$235**
Capital Spending	64	46	18	243	203	40
Free Cash Flow[1]	127	91	36	502	306	196

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

12

Changes from Prior Year FY 2023 Revenues and Adj. EBITDA1 13 Organic Growth • 2.4% subscription growth largely offset by 5% transactional decline Inorganic Impact • MarkMonitor divestiture completed in Q4’22 Cost Synergies • ProQuest integration synergies now complete Foreign Exchange • Favorable translation impact on revenue due to weaker USD. Lower profit flow through as transactional FX gains in 2023 materially lower than 2022 Revenues Adj. EBITDA1 Year + Better - Worse $ millions 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. FY 2022 Organic Inorganic Cost Synergies FX FY 2023 $2,660 $7 ($63) $25 $2,629 $1,113 41.8% $1,117 42.5% ($5) ($32) $40 $2 +0.3% $25

Q4 and FY 2023 Cash Flow 14 Changes from Prior Year Free Cash Flow1 • One-time costs materially lower as acquisition integration is complete • Interest cost higher due to interest rates, partially offset by deleveraging • Working capital improvement primarily due to improved collections and timing of payments Capital Allocation • Increased capital spending to drive product innovation ChangeFY ‘22FY ’23ChangeQ4 ‘22Q4 ‘23$m $4$1,113$1,117$(6)$304$298Adj. EBITDA1 155(216)(61)10(17)(7)One-Time Costs (22)(252)(274)2(99)(97)Interest 21(64)(43)6(20)(14)Taxes 78(73)542(32)10Working Capital / Other 23550974454137191Operating Cash Flow (40)(203)(243)(18)(46)(64)Capital Spending $196$306$502$36$91$127Free Cash Flow1 18%pts27%45%13%pts30%43%Conversion (1)(75)(76)-(19)(19)Preferred Dividend 75(175)(100)---Share Repurchase 200(500)(300)200(475)(150)Debt Repayment (374)362(12)(174)3035Other2 $96$(82)$14$(63)$(100)$(37)Cash Flow 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. ² Fx, Acquisition, Tax withholding for stock comp, and change in restricted cash relating to the CPA Global employee benefits payment.

FY 2024 Outlook

Organic Growth

- Expect organic growth to improve modestly in all three segments
- Anticipate Q1 organic decline of ~2% on challenging comps in IP

Revenues

- Expect growth from subscription and re-occurring revenues, partially offset by soft transactional

Profit Margin, EPS and FCF

- Profit Margin contraction as modest topline growth more than offset by growth in investments, net of cost savings initiatives
- EPS decline v. prior year primarily due to lower EBITDA 4₵ and higher D&A 3₵ from increased investments
- Strong free cash flow with increased capital investment to accelerate product innovation

Metric	Low	Mid-point	High
Organic Growth	0.0%	~1.0%	2.0%
Revenues	$2,570m	~$2,620m	$2,670m
Adj. EBITDA[1]	$1,055m	~$1,085m	$1,115m
Profit Margin[1]	41.0%	~41.5%	42.0%
Adj. Diluted EPS[1]	70₵	~75₵	80₵
Free Cash Flow[1]	$420m	~$460m	$500m

●---● Guidance Range ▲ Mid-point Indication

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

15

FY 2024 Revenues and Adj. EBITDA[1] Outlook

Organic Growth
- Driven by A&G and IP segments, LS&H expected to be flat

Inorganic Impact
- Small divestiture in IP announced in July 2023

Cost Synergies
- ProQuest acquisition integration savings fully captured in 2023

Foreign Exchange
- Unfavorable translation impact on revenue due to slightly stronger USD. Higher unfavorable impact on profit as transactional FX gains expected to be materially lower than 2023

Changes from Prior Year



$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA1
$2,629
~$30
~1.0%
~($30)
~($10)
~$2,620
~$0
Completed
~($15)
~($15)
$1,117
42.5%
~$1,085
~41.5%
2023A
Organic
Inorganic
Cost Synergies
FX
2024T

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

16

FY 2024 Cash Flow Outlook

Free Cash Flow[1]

- One-time costs expected to be lower as acquisition integration complete
- Interest cost expected to be lower due to deleveraging and TLB refinancing benefit
- Cash tax expected to be higher due to timing of payments and jurisdictional mix
- Working capital expected to be relatively flat

Capital Allocation

- Increased capital spending to drive product innovation
- Preferred shares to convert to common in Q2
- Continue to prioritize debt repayment

Changes from Prior Year

$m	2024 Outlook	2023 Actuals	Change
Adj. EBITDA[1]	**~$1,085**	**$1,117**	**~$(30)**
One-Time Costs	~(40)	(61)	~20
Interest	~(260)	(274)	~15
Taxes	~(60)	(43)	~(15)
Working Capital / Other	~0	5	~(5)
Operating Cash Flow	~725	744	~(20)
Capital Spending	~(265)	(243)	~(20)
Free Cash Flow[1]	**~$460**	**$502**	**~$(40)**
Conversion	***~42%***	***45%***	***~(3)%***
Preferred Dividend	~(40)	(76)	~35
Share Repurchase	(400)	(100)	~0
Debt Repayment		(300)	
Other[2]	(35)	(12)	~(25)
Cash Flow	**~$(15)**	**$14**	**~$(30)**

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.
[2] Fx, Acquisition, Tax withholding for stock comp, and change in restricted cash.

17

$502 $460 45% 42% ~50% 2023A 2024E 2025E 2026E FCF FCF Conversion Long Range Financial Targets 18 Organic Growth • 2023 starting point for organic growth lower than expected; expect to achieve mid-single digit organic growth in line with market rates by 2026 Adj. EBITDA • Expect EBITDA margin back to 2023 levels despite product investments as organic growth expands Adj. Diluted EPS • Expect EPS to reach ~90₵ by 2026 Free Cash Flow • Conversion margins expected to improve to ~50% as growth accelerates $0.82 $0.75 ~$0.90 2023A 2024E 2025E 2026E Adjusted Diluted EPS $1,117 ~$1,085 42.5% 41.5% >42% 2023A 2024E 2025E 2026E Adj EBITDA Margin $2.6 $2.6 0.3% 0-2% 4-6% 2023A 2024E 2025E 2026E Organic Growth Revenue ($B) Adjusted Diluted EPS1 Free Cash Flow1 ($M) Adjusted EBITDA1 ($M) $ millions 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

<4x Leverage<3xFlat Organic Growth MSD1 Financial Objectives 19 Accelerate organic growth to market levels 1 Durable margins through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 2026 Target2023 Actuals $0.5B Free Cash Flow2 ~50% Conv. >42% Margin2>42% 1 Mid-single digit. 2 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

4. Q&A Session

© 2024 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is the leading global information services provider. We connect people and organizations to intelligence they can trust to transform their perspective, their work and our world. Our subscription and technology-based solutions are coupled with deep domain expertise and cover the areas of Academia & Government, Life Sciences & Healthcare and Intellectual Property. For more information, please visit clarivate.com

Appendix Presentation of Certain Non-GAAP Financial Measures

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“US GAAP“), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlining trends and indicators of our business. Adjusted EBITDA Adjusted EBITDA represents Net income (loss) before the Provision (benefit) for income taxes, Depreciation and amortization, and Interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, MCPS dividend expense, unrealized foreign currency gains/losses, restructuring expenses, non-operating income and/or expense, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in Net income (loss) for the period that we do not consider indicative of our ongoing operating performance. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all. © 2023 Clarivate Plc. All rights reserved. 23 Presentation of Certain Non-GAAP Financial Measures 23

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future – all non-cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating Adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA Margin Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Revenues, net. © 2023 Clarivate Plc. All rights reserved. 24 Presentation of Certain Non-GAAP Financial Measures 24

Adjusted Net Income and Adjusted Diluted EPS We use Adjusted Net Income and Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") in our analysis of the financial performance of the Company. We believe Adjusted Net Income and Adjusted Diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period. Adjusted net income is calculated using Net income (loss), adjusted to exclude acquisition and/or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization, and interest income and expense from the divested business), amortization related to acquired intangible assets, share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains/losses, restructuring expenses, the impact of certain non- cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that we do not consider indicative of its ongoing operating performance and the income tax impact of any adjustments. We calculate Adjusted Diluted EPS by using Adjusted Net Income divided by Adjusted diluted weighted average shares for the period. The Adjusted diluted weighted average shares assumes that all instruments in the calculation are dilutive. Free Cash Flow We use Free cash flow in our operational and financial decision-making and believe Free cash flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the ability of a company to service its debt. Free cash flow is calculated using Net cash provided by (used for) operating activities less Capital expenditures. © 2023 Clarivate Plc. All rights reserved. 25 Presentation of Certain Non-GAAP Financial Measures 25

Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin © 2023 Clarivate Plc. All rights reserved. 26 Year Ended December 31, Three Months Ended December 31, 2022202320222023(in millions); (unaudited) $ (4,035.6)$ (986.6)$ 304.3$ (863.0)Net income (loss) attributable to ordinary shares 75.475.419.119.1Dividends on preferred shares (3,960.2)(911.2)323.4(843.9)Net income (loss) (28.9)(101.3)(77.8)(18.0)Provision (benefit) for income taxes 710.5708.3188.8180.8Depreciation and amortization 270.3293.777.075.2 Interest expense and amortization of debt discount, net 14.28.26.13.1Transaction related costs(1) 102.2108.922.311.8Share-based compensation expense (278.5)—(278.5)—Gain on sale from divestitures 4,449.1979.90.5844.7Goodwill and intangible asset impairments 66.740.09.814.7Restructuring and other impairments (206.8)(15.9)(4.1)(1.5)Fair value adjustment of warrants (25.9)6.636.931.3Other(2) $ 1,112.7$ 1,117.2$ 304.4$ 298.2Adjusted EBITDA 41.8%42.5%45.1%43.6 %Adjusted EBITDA margin Descriptions Adjusted EBITDA adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The current year-to-date period also includes a $49.4 gain on legal settlement. Reconciliation of Non-GAAP Financial Measures 26

© 2023 Clarivate Plc. All rights reserved. 27 Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Reflects the dilutive impact of mandatory convertible preferred shares under the if-converted method during the period. 2. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 3. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. 2022 also includes the gain on sale from our divestiture of the MarkMonitor business. Three Months Ended December 31, 20222023 Per ShareAmountPer ShareAmount(in millions, except per share amounts); (unaudited) $ 0.44$ 323.4$ (1.30)$ (863.0)Net income (loss) attributable to ordinary shares, diluted 0.01(19.1)——Dividends on dilutive preferred shares(1) 0.45304.3(1.30)(863.0)Net income (loss) attributable to ordinary shares (0.01)19.10.0319.1Dividends on preferred shares 0.44323.4(1.27)(843.9)Net income (loss) 0.016.1—3.1Transaction related costs(2) 0.0322.30.0211.8Share-based compensation expense 0.19142.50.20134.5Amortization related to acquired intangible assets —0.51.27844.7Goodwill and intangible asset impairments 0.019.80.0214.7Restructuring and other impairments (0.01)(4.1)—(1.5)Fair value adjustment of warrants (0.32)(241.6)0.0431.3Other(3) (0.13)(94.9)(0.05)(31.3)Income tax impact of related adjustments $ 0.22$ 164.0$ 0.23$ 163.4Adjusted net income and Adjusted diluted EPS 731.2724.4Adjusted weighted-average ordinary shares (Diluted) Reconciliation of Non-GAAP Financial Measures (QTD) 27 Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 28 Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. 2023 also includes a $49.4 gain on legal settlement. 2022 also includes the gain on sale from our divestiture of the MarkMonitor business. Year Ended December 31, 20222023 Per ShareAmountPer ShareAmount(in millions, except per share amounts); (unaudited) $ (6.24)$ (4,233.2)$ (1.47)$ (986.6) Net income (loss) attributable to ordinary shares, diluted 0.29197.6——Change in fair value of private placement warrants (5.95)(4,035.6)(1.47)(986.6)Net income (loss) attributable to ordinary shares 0.1175.40.1175.4Dividends on preferred shares (5.84)(3,960.2)(1.36)(911.2)Net income (loss) and EPS 0.0214.20.018.2Transaction related costs(1) 0.15102.20.16108.9Share-based compensation expense 0.85579.60.84564.3Amortization related to acquired intangible assets 6.564,449.11.46979.9Goodwill and intangible asset impairments 0.1066.70.0640.0Restructuring and other impairments (0.30)(206.8)(0.02)(15.9)Fair value adjustment of warrants (0.52)(304.4)(0.06)6.6Other(2) (0.17)(112.4)(0.27)(181.7)Income tax impact of related adjustments $ 0.85$ 628.0$ 0.82$ 599.1Adjusted net income and Adjusted Diluted EPS 737.1731.3Adjusted weighted-average ordinary shares (Diluted) Reconciliation of Non-GAAP Financial Measures (YTD) 28 Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 29 Year Ended December 31, Three Months Ended December 31, 2022202320222023(in millions); (unaudited) $ 509.3$ 744.2$ 136.9$ 190.9Net cash provided by (used for) operating activities (202.9)(242.5)(46.4)(63.9)Capital expenditures $ 306.4$ 501.7$ 90.5$ 127.0Free cash flow Reconciliation of Non-GAAP Financial Measures 29 Net Cash Provided By Operating Activities to Free Cash Flow

© 2023 Clarivate Plc. All rights reserved. 30 Year Ending December 31, 2024 (Forecasted) HighLow(in millions) $ (100)$ (160)Net income (loss) attributable to ordinary shares 3535Dividends on preferred shares(1) (65)(125)Net income (loss) 6060Provision (benefit) for income taxes 720720Depreciation and amortization 275275Interest expense, net 2020Restructuring and other impairments(2) 2020Transaction related costs 8585Share-based compensation expense $ 1,115$ 1,055Adjusted EBITDA 42.0%41.0 %Adjusted EBITDA margin Descriptions 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Reflects restructuring costs expected to be incurred in 2024 associated with the Segment Optimization restructuring program. Net income (loss) to Adjusted EBITDA and Adjusted EBITDA Margin The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA Margin for the FY2024 outlook and reconciles these measures to our Net income (loss) for the same period: Reconciliation of Non-GAAP Financial Measures 30

© 2023 Clarivate Plc. All rights reserved. 31 Year Ending December 31, 2024 (Forecasted) HighLow $ (0.14)$ (0.24)Net income (loss) attributable to ordinary shares 0.050.05Dividends on preferred shares(1) (0.09)(0.19)Net income (loss) 0.030.03Restructuring and other impairments(2) 0.030.03Transaction related costs 0.120.12Share-based compensation expense 0.750.75Amortization related to acquired intangible assets (0.04)(0.04)Income tax impact of related adjustments $ 0.80$ 0.70Adjusted diluted EPS 733 millionAdjusted weighted-average ordinary shares (Diluted)(3) Descriptions Adjusted Diluted EPS Adjustments 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Primarily reflects restructuring costs expected to be incurred in 2024 associated with the Segment Optimization restructuring program. 3. For the purposes of calculating adjusted earnings per share, the Company has excluded the accrued and anticipated MCPS dividends and assumed the “if-converted” method of share dilution. The following table presents our calculation of Adjusted Diluted EPS for the FY2024 outlook and reconciles this measure to our Net income (loss) per share for the same period: Reconciliation of Non-GAAP Financial Measures 31 Net Income (Loss) Per Fully Diluted Weighted Shares Outstanding to Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 32 Year Ending December 31, 2024 (Forecasted) HighLow(in millions) $ 765$ 685Net cash provided by operating activities (265)(265)Capital expenditures $ 500$ 420Free cash flow Reconciliation of Non-GAAP Financial Measures 32 Net Cash Provided by Operating Activities to Free Cash Flow The following table presents our calculation of Free cash flow for the FY2024 outlook and reconciles this measure to our Net cash provided by operating activities for the same period: